Exhibit 99.1

Preliminary Copy

0                ¢

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ANSOFT CORPORATION

The undersigned hereby appoints Nicholas Csendes and Shane Emswiler, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of common stock of Ansoft Corporation (“Ansoft”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of Ansoft to be held at 9:00 a.m. local time at Ansoft’s corporate headquarters at 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania, 15219, on                 , 2008, and at any adjournment or postponement thereof, (1) as herein specified upon the proposals listed above and as more particularly described in the proxy statement/prospectus of Ansoft for the special meeting, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

ANSOFT CORPORATION

                , 2008

Please sign, date and mail your proxy card in the

envelope provided as soon as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢    00030303000000000000     2                                                                              060208

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN

1.  To adopt and approve the Agreement and Plan of Merger by and among ANSYS, Inc., referred to herein as ANSYS, Evgeni, Inc., Sidney LLC and Ansoft dated as of March 31, 2008, pursuant to which Ansoft is being acquired by ANSYS, and the transactions contemplated thereby.

		☐	☐	☐

2.  To approve a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby.

		☐	☐	☐

3.  With discretionary authority, upon such other matters as may properly come before the special meeting and any adjournment or postponement of the special meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

		☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Stockholders and the proxy statement/prospectus dated , 2008, and hereby revokes all other proxies heretofore given by the undersigned in connection with this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO VOTE THIS PROXY. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT/ PROSPECTUS ACCOMPANYING THIS PROXY CARD BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING IF YOU ATTEND THE SPECIAL MEETING. YOU MAY VOTE IN PERSON SHOULD YOU WISH TO DO SO EVEN THOUGH YOU HAVE ALREADY VOTED YOUR PROXY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢

SPECIAL MEETING OF STOCKHOLDERS OF

ANSOFT CORPORATION

                , 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

COMPANY NUMBER
ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Special Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢    00030303000000000000     2                                                                              060208

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN

1.  To adopt and approve the Agreement and Plan of Merger by and among ANSYS, Inc., referred to herein as ANSYS, Evgeni, Inc., Sidney LLC and Ansoft dated as of March 31, 2008, pursuant to which Ansoft is being acquired by ANSYS, and the transactions contemplated thereby.

		☐	☐	☐

2.  To approve a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby.

		☐	☐	☐

3.  With discretionary authority, upon such other matters as may properly come before the special meeting and any adjournment or postponement of the special meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

		☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Stockholders and the proxy statement/prospectus dated , 2008, and hereby revokes all other proxies heretofore given by the undersigned in connection with this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO VOTE THIS PROXY. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT/ PROSPECTUS ACCOMPANYING THIS PROXY CARD BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON SHOULD YOU WISH TO DO SO EVEN THOUGH YOU HAVE ALREADY VOTED YOUR PROXY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢	¢